UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon's Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2017, Genpact Limited, a Bermuda company (“Genpact” or the “Company”), held its 2017 annual general meeting of shareholders (the “Annual Meeting”) at 3300 Hillview Avenue, Palo Alto, California 94304 at 10:00 a.m. local time.  At the Annual Meeting, Genpact shareholders voted on five proposals.  The full results of the votes are set forth below. Each proposal is described in detail in Genpact’s previously filed Proxy Statement related to the Annual Meeting.

Proposal 1

Genpact shareholders elected each of the nominees to the Company’s Board of Directors as set forth below:

Director	Number of Shares For	Number of Shares Against	Number of Shares Abstaining	Broker Non-Votes
N.V. Tyagarajan	174,926,264	515,072	597,507	5,391,591
Robert Scott	174,762,377	678,450	598,016	5,391,591
Amit Chandra	150,284,469	25,156,463	597,911	5,391,591
Laura Conigliaro	175,321,283	121,695	595,865	5,391,591
David Humphrey	174,875,688	564,739	598,416	5,391,591
Carol Lindstrom	175,079,424	363,554	595,865	5,391,591
James Madden	173,937,050	1,503,777	598,016	5,391,591
Alex Mandl	175,316,084	124,743	598,016	5,391,591
CeCelia Morken	175,321,828	121,150	595,865	5,391,591
Mark Nunnelly	174,620,134	820,693	598,016	5,391,591
Mark Verdi	174,936,558	504,269	598,016	5,391,591

Proposal 2

Genpact shareholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth below:

Votes cast in favor	174,811,343
Votes cast against	615,336
Votes abstaining	612,164
Broker non-votes	5,391,591

Proposal 3

Genpact shareholders voted to recommend, on a non-binding, advisory basis, that non-binding, advisory shareholder votes to approve the compensation of the Company’s named executive officers should occur every year as set forth below:

One Year	168,803,800
Two Years	9,347
Three Years	6,642,606
Votes abstaining	583,090
Broker non-votes	5,391,591

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory shareholder vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Proposal 4

Genpact shareholders voted to approve the adoption of the Genpact Limited 2017 Omnibus Incentive Compensation Plan as set forth below:

Votes cast in favor	173,458,791
Votes cast against	1,977,129
Votes abstaining	602,923
Broker non-votes	5,391,591

Proposal 5

Genpact shareholders ratified the appointment of KPMG as the company’s independent registered public accounting firm for the 2017 fiscal year as set forth below:

Votes cast in favor	179,828,153
Votes cast against	1,018,657
Votes abstaining	583,624

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: May 12, 2017	By:	/s/ Heather D. White
	Name:	Heather D. White
	Title:	Senior Vice President